UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50676	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 15, 2004, Oxford Finance Corporation approved a request by Icagen, Inc. (the “Company”) to extend the line of credit under the Master Loan and Security Agreement, dated July 14, 1999, between the Company and Oxford Venture Finance, as amended (the “Agreement”), under the same terms and conditions as the existing Agreement. The Letter Agreement, dated April 15, 2005, from Oxford Finance Corporation to the Company (the “Amendment”) effects an extension of the term of the Agreement until December 31, 2005 and changes the date of the current treasury-bill constant maturity rates to April 11, 2005.

The foregoing summary of the Amendment is subject to, and qualified in its entirety by, the Amendment attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: April 19, 2005	By:	/s/ Richard D. Katz, M.D.
Richard D. Katz, M.D. Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated April 15, 2005, from Oxford Finance Corporation to the Company